EXHIBIT 10.2

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

as of April 29, 2014

TD Bank, N.A., as Agent
317 Madison Avenue, 3rd Floor
New York, New York 10017

Ladies and Gentlemen:

TD BANK, N.A., in its capacity as agent (in such capacity, “Agent”) pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Secured Parties (as defined in the Loan Agreement), the parties to the Loan Agreement as lenders (individually, each a “Lender” and, collectively, “Lenders”), PRIMO WATER CORPORATION, a corporation organized under the laws of the State of Delaware (“Parent”), PRIMO PRODUCTS, LLC, a limited liability company organized under the laws of the State of North Carolina (“Products”), PRIMO DIRECT, LLC, a limited liability company organized under the laws of the State of North Carolina (“Direct”), PRIMO REFILL, LLC, a limited liability company organized under the laws of the State of North Carolina (“Refill”), PRIMO ICE, LLC, a limited liability company organized under the laws of the State of North Carolina (“ICE”; and together with Parent, Products, Direct and Refill, each a “Borrower” and collectively, “Borrowers”), and PRIMO REFILL CANADA CORPORATION, a corporation organized under the laws of the Province of British Columbia, Canada (“Canadian Guarantor”), have entered into certain financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated April 30, 2012, by and among Agent, Lenders, Borrowers and Canadian Guarantor, as amended by Amendment No. 1 to Loan and Security Agreement and Consent  dated as of February 22, 2013 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the Other Documents (as defined in the Loan Agreement).

Borrowers and Canadian Guarantor have requested that Agent and Required Lenders make certain amendments to the  Loan Agreement  which Agent and Required Lenders are willing to do subject to the terms hereof.

The parties hereto wish to enter into this Amendment No. 2 to evidence and effectuate such consent, amendments and certain other agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein.

In consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                    Interpretation.  All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the Other Documents, unless otherwise defined herein.

2.                   Amendments to Loan Agreement.

(a)            Additional Definition.  As used herein, the following term shall have the meaning given to it below, and the Loan Agreement and the Other Documents are hereby amended to include, in addition and not in limitation, the following definition:

“Amendment No. 2” shall mean Amendment No. 2 to Loan and Security Agreement, dated as of April 29, 2014, by and among Borrowers, Canadian Guarantor, Agent and the Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b)            Amendment to Section 13.1 (Term).  The last sentence of Section 13.1 is hereby deleted in its entirety and replaced by the following:

“Loan Parties may terminate this Agreement at any time upon not less than thirty (30) days prior written and irrevocable notice to Agent upon Payment in Full of all of the Obligations; provided, that, the Loan Parties may revoke any such termination notice relative to the proposed Payment in Full of the Obligations if the closing of any refinancing the proceeds of which will be used in whole, or in part, to make such Payment in Full does not occur on or before the date of the proposed termination.

3.                   Representations, Warranties and Covenants.  Each Borrower and Canadian Guarantor hereby represents, warrants and covenants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 2), the truth and accuracy of which are a continuing condition of the making of Loans to Borrowers:

(a)            this Amendment No. 2 and each other agreement or instrument to be executed and delivered by Borrowers and Canadian Guarantor in connection herewith (collectively, together with this Amendment No. 2, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Canadian Guarantor which are a party hereto and thereto and, if necessary, their respective stockholders, as the case may be, and the agreements and obligations of Borrowers and Canadian Guarantor, as the case may be, contained herein and therein constitute the legal, valid and binding obligations of Borrowers and Canadian Guarantor, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(b)           the execution, delivery and performance of the Amendment Documents (a) are all within Borrowers’ and Canadian Guarantor’s respective corporate or limited liability company powers (or, in the case of Canadian Borrower, its unlimited liability company powers), (b) are not in contravention of law or the terms of Borrowers’ or Canadian Guarantor’s certificate or articles of incorporation of organization or formation, bylaws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which Borrowers or Canadian Guarantor is a party or by which Borrowers or Canadian Guarantor or its property are bound and (c) shall not result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Agent and Lender pursuant to the Loan Agreement and the Other Documents as amended hereby;

(c)            all of the representations and warranties set forth in the Loan Agreement and the Other Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

(d)            no Default or Event of Default exists as of the date of this Amendment No. 2.

4.                   Conditions Precedent.  This Amendment No. 2 shall not be effective until the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)            Agent shall have received an original (or faxed or electronic copy) of this Amendment No. 2, duly authorized and executed by Borrowers and Canadian Guarantor; and

(b)            no Default or Event of Default exists as of the date of this Amendment No. 2.

5.                  Effect of this Amendment No. 2.  Except as modified pursuant hereto, no other changes or modifications to the Financing Arrangements are intended or implied and in all other respects the Other Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment No. 2 and the Other Documents, the terms of this Amendment No. 2 shall control.  The Loan Agreement and this Amendment No. 2 shall be read and construed as one agreement.

6.                   Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 2.

7.                   Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

8.                   Binding Effect.  This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.                    Counterparts.  This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of an executed counterpart of this Amendment No. 2 by telecopier or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2.  Any party delivering an executed counterpart of this Amendment No. 2 by telecopier or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment No. 2, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2 as to such party or any other party.

[SIGNATURE PAGE FOLLOWS]

By the signature hereto of their duly authorized officers, the parties hereto agree as set forth herein.

Very truly yours,

PRIMO WATER CORPORATION,
PRIMO PRODUCTS, LLC,
PRIMO REFILL, LLC,
PRIMO ICE, LLC,
as Borrowers

By:	Mark Castaneda
Name:	/s/ Mark Castaneda
Title:	CFO

PRIMO DIRECT, LLC,
as a Borrower

By:	Mark Castaneda
Name:	/s/ Mark Castaneda
Title:	CFO

PRIMO REFILL CANADA CORPORATION,
as Canadian Guarantor

By:	Mark Castaneda
Name:	/s/ Mark Castaneda
Title:	CFO

[Signatures Continued on Next Page]

[Signature Page to Amendment No. 2 to LSA and Consent]

[Signatures Continued from Previous Page]

AGREED:
TD BANK, N.A., as Agent

By:	Frank Bertelle
Name:	/s/ Frank Bertelle
Title:	VP

[Signature Page to Amendment No. 2 to LSA and Consent]